UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 01/27/2006

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-3660

DE	34-4323452
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway, Toledo, OH 43659

(Address of Principal Executive Offices, Including Zip Code)

419-248-8000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01. Other Events.

As previously reported, on October 5, 2000, Owens Corning and certain of its United States subsidiaries (collectively, the “Debtors”) filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware (the “Court”) seeking relief under Chapter 11 of the United States Bankruptcy Code.

Also as previously reported, on December 31, 2005, the Debtors, together with the Official Committee of Asbestos claimants and the Legal Representative for the class of future asbestos claimants (collectively, the “Proponents”), filed with the Court a Fifth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (the “Fifth Amended Plan”) and a Disclosure Statement with respect to the Fifth Amended Plan (the “Amended Disclosure Statement”).

On January 27, 2006, the Proponents filed with the Court Appendix B to the Amended Disclosure Statement, “Projected Financial Information” (“Appendix B”), and Appendix C to the Amended Disclosure Statement, “Liquidation Analysis” (“Appendix C”). The information contained in Appendix B and Appendix C was prepared in connection with the filing of the Amended Disclosure Statement in December and is preliminary. The Amended Disclosure Statement has not been approved by the Court and is therefore subject to amendment. The information provided in Appendix B and Appendix C is expected to be updated as part of any amendments and revisions to the Amended Disclosure Statement. A copy of Appendix B is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of Appendix C is being filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Appendix B to the Disclosure Statement With Respect To Fifth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors and Debtors-In-Possession.

99.2	Appendix C to the Disclosure Statement With Respect To Fifth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors and Debtors-In-Possession.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Owens Corning

Date: January 27, 2006	By:	/s/ Stephen K. Krull
Stephen K. Krull
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Appendix B to the Disclosure Statement With Respect To Fifth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors and Debtors-In-Possession.

99.2	Appendix C to the Disclosure Statement With Respect To Fifth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors and Debtors-In-Possession.